UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-1596

FPA CAPITAL FUND, INC.
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	MARCH 31

Date of reporting period:	MARCH 31, 2007

Item 1. Report to Stockholders.

Annual Report

Distributor:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

48384

FPA Capital Fund, Inc.

March 31, 2007

LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

This Annual Report covers the fiscal year ended March 31, 2007. Your Fund's net asset value (NAV) per share closed at $44.28. Distributions of $1.48 and $2.26 per share were paid on July 7 and December 22, 2006 to holders of record on June 30 and December 15. Included within these distributions were income dividends of $0.38 and $0.25 and long-term capital gains of $1.10 and $2.01, respectively.

The following table shows the average annual total return for several different periods ended on March 31, 2007 for the Fund and comparative indices of securities prices. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

	Average Annual Total Return Periods Ended March 31, 2007
	1 Year	5 Years	10 Years	15 Years	20 Years
FPA Capital Fund, Inc. (NAV	7.37%*	13.03%*	13.38%*	16.16%*	16.11%*
FPA Capital Fund, Inc (Net of Sales Charge)	1.73%**	11.82%**	12.77%**	15.74%**	15.80%**
Lipper Mid-Cap Value Fund Avg.	13.37%	12.39%	12.03%	12.79%	11.59%
Russell 2000	5.91%	10.95%	10.23%	11.08%	9.82%
Russell 2500	8.23%	12.15%	12.03%	12.76%	11.64%
Standard & Poor's 500 Index	11.83%	6.27%	8.20%	10.88%	10.76%

The Fund's six-month total return, which includes both the changes in NAV and the reinvestment of distributions paid, was 12.00%*. This compares with total returns of 13.01% for the Lipper Mid-Cap Value Fund Average, 11.02% for the Russell 2000, 12.56% for the Russell 2500 and 7.38% for the S&P 500. On a calendar year basis, these same comparisons are 5.42%* for FPA Capital Fund, 15.97% for the Lipper Mid-Cap Value Fund Average, 18.37% and 16.17% for the Russell 2000 and 2500, and 15.79% for the S&P 500.

Commentary

For the fiscal year ended March 31, 2007, your Fund's total return was between that of the Russell 2000 and the 2500 and materially less than the Lipper Mid-Cap Value Fund Average; while for the calendar year ended 2006, your Fund underperformed all the comparative measures of performance, as listed above. We think it is important to consider that your Fund's performance should actually be viewed over a two-year period for both fiscal 2005 and 2006. These two years are mirror images of themselves because a significant amount of the Fund's performance in 2005 actually took performance from 2006. We had several takeover situations in 2005 that did not occur to the same extent in 2006. Furthermore, as a result of these takeovers, as well as our continuing to sell stocks that were reaching elevated valuation levels, the Fund's allocation to short-term liquidity and bonds grew from 34.5% to 38.7%. This high liquidity level helped to retard your Fund's performance.

Some of you may be asking, why are we holding such an elevated level of liquidity? Should we not invest this so that we may either maximize returns or be more competitive with the returns being generated by the market averages as well as by other value funds? We think these are both good questions and we will attempt to answer them. Our liquidity level is the residual of investment opportunity. We do not attempt to forecast how much liquidity we should have. For many years, we had a minimal level of liquidity because attractive investment opportunities were quite abundant. This is not the case at the current time. As you may recall, we are an absolute value rather than relative value style investor. What this means is that we have a strict valuation methodology that does not shift with the winds of the stock or bond markets. We explained this philosophy in our initial shareholder letter in September 1984. This is what drives us in our investment selection process. Because we have had several takeovers and other stocks that performed extremely well, our selling has been at a pace that has been considerably faster than our ability to redeploy capital. Many other value style funds, and funds in general, utilize a relative value methodology whereby

  *  Does not reflect deduction of the sales charge which, if reflected, would reduce the performance shown

  **  Reflects deduction of the maximum sales charge of 5.25% of the offering price an investment is attractive because its valuation, in relation to some other metric, makes it appear to be attractive. We are of the opinion that relative value investing can and will get you into investment trouble since it can be used to justify almost any purchase. We will not compromise our standards. Furthermore, we will not allow the market or what other funds may be doing influence us in our investment decision making. One does not know to what degree these other funds may be accepting an elevated level of investment risk. In our judgment, we do not believe there have been sufficient investment opportunities that might compensate us appropriately for the potential risks. The ratio of upside return versus downside risk, for the many investments we have evaluated, has been inadequate, in our opinion.

We have been active, but it has been more on the sell side than on the buy side. The primary reason for our liquidity rising nearly five percentage points since last September was because the Michaels Stores acquisition transaction closed. During the nearly twelve years we held this stock, Michaels' share price appreciated approximately seventeen fold. We were very happy to accept the offer since we viewed it to be highly generous. In our opinion, for the new owners to generate an acceptable return from their acquisition price, operating profit margins will likely have to rise by at least another two or three percentage points and they will have to convince prospective buyers, should it become a public company again, that there is additional margin improvement to be captured. We wish them well, but we believe that we made the "easy" money over these past twelve years. In addition to eliminating Michaels, we also sold our position in Big Lots, as it rose 124% in the twelve month period ended this March. Again, we are of the opinion that the current share price discounts some very optimistic profitability assumptions. We do not believe there is a sufficient margin of safety that justifies its continued retention. In addition to these sales, we also reduced our Avnet and Ross Stores holdings. Avnet's share price performance has been truly spectacular since July of last year. Between April and July, its share price declined from approximately $27 to $16, or nearly 40%. In our opinion, it was unlikely that the stock might remain in the $16 area since it would have required possibly a 40% decline in Avnet's earnings, for the fiscal year ended June 2007. Investor pessimism was quite high at the time. We did not view this as a highly probable outcome and, therefore, we increased our ownership by almost 40%. Since then, the stock has risen just under 150%. We are now gradually reducing our exposure because this investment rose to over 9% of the Fund's net assets. This is a perfect example that, if an attractive investment becomes available, we will act and act aggressively. Since July 2006, Avnet's earnings have not declined but have exceeded the consensus forecast for its June 2007 fiscal year, and now Wall Street analyst earnings estimates for the June 2008 fiscal year are being raised. Recently, Avnet's share price established a new all time high. We eliminated our holding in Apria Healthcare after we reassessed the fundamental reasons for owning the company. The cash flows were not developing, as we had expected, and the cost reimbursement environment from Medicare has become progressively more negative. We did not believe that the holding warranted our continued investment. We did achieve a long-term capital gain, as we did on all our other sales.

In our September 2006 shareholder letter, we wrote an extensive explanation as to why we are very positive on the energy sector. We did this since many of our energy stocks had disappointing price performance earlier in the year. In response to these price declines, we significantly increased our holdings in both Patterson-UTI and the Rowan Companies. We also added a new energy holding, Atwood Oceanics, so that at March 31, this sector accounts for nearly 21% of your Fund versus 17% at September 30, 2006. This is typical of the portfolio management process we have deployed for nearly twenty-three years and that is we recycle capital from strong performing sectors into underperforming ones.

Our new holding, Atwood Oceanics was added at approximately $50 per share, after my associate, Rikard Ekstrand, recommended it. Atwood owns and operates eleven offshore drilling rigs, including one new-build jackup rig to be delivered in the fall next year. The breakdown is four semi-submersible rigs, three jackup rigs, one tender rig, one submersible rig, and two platform rigs. Atwood operates in international markets and should continue to benefit from increased E&P (Exploration and Production) spending internationally – only one low end rig is in the Gulf of Mexico accounting for 3% of its asset value. International E&P spending is estimated to be up 13% for 2007, according to an extensive survey of oil company executives by Lehman Brothers.

We purchased Atwood at 70% of its asset replacement value and 11x this year's earnings. Earnings may increase substantially over the next several years as Atwood's drilling rigs have old contracted day rates below current market rates. As the old contracts roll over and new contracts already in place for 2008 and 2009 kick in, earnings could more than double from this year's level. The management team has been in place for more than a decade and has done a solid job operating the company and allocating capital intelligently. The balance sheet is solid with little debt. Free cash flows this year more than support the payments on the new-build jackup rig to be delivered next year. In 2008 and 2009, free cash flows should increase substantially as new contracts with higher day rates begin. The risk is that oil prices come down since Atwood's rigs drill mostly for oil. If oil prices are down 50% from current levels, the stock could trade down 30% to around half of its replacement value, maybe even lower. We think it's a low probability that oil prices break $30 per barrel. Should this happen, we'd be likely to significantly increase our investment in Atwood and other investments in the energy space.

We believe we are finally being vindicated in that we entered 2006 with a rather cautious economic outlook. It was our opinion that economic growth was likely to decelerate into the 2% range in the second half of the year and that S&P earnings growth was likely to be in the range of 5-7% for the fourth quarter. The fourth-quarter earnings numbers came in at approximately 13% and thus, our forecast looked materially wrong; however, our real GDP expectation was pretty close to the mark. Since then, more economic and profit data has been released. On a much broader national and income account basis, corporate profit margins peaked in the third quarter. Wall Street's optimistic earnings growth expectations continued at the beginning of the year, when Thomson Financial reported that consensus first-quarter S&P 500 earnings growth was estimated to be 8.7%. Since then, the consensus forecast has now fallen to 3.3%, with second-quarter growth anticipated to be 3.5%. For 2007, the consensus forecasts 6.3% growth and thus, to achieve this number, requires double-digit growth in the third and fourth quarters, should the first and second quarter estimates prove to be reasonably accurate. With this latest data, it looks as though we were only a little early in our earnings slowdown expectation, but we had the right direction and magnitude.

Fear seems to last only briefly in this market. As some of the major indexes set new highs, the high volatility day of February 27 seems to be fading into a distant memory. Measures of stock market volatility have returned to levels close to where they began prior to this day. Credit spreads seem anchored, despite the growing problems in the sub-prime sector. The consensus is expecting a slowing in earnings growth with the prospect of rising P/Es since inflation seems to be moderating and the Fed is on hold. In other words, it's safe to take on risk again because the "Goldilocks" environment is alive and well. We are of a different opinion.

What February 27 demonstrated was how illiquid the markets can become on short notice. While conducting a client conference call at the moment the disruption occurred, in less than four minutes, the Dow Jones Industrial average fell from down 290 points to nearly minus 560 points and then proceeded to close down "only" 416 points. The NYSE disclosed that they had a computer issue that affected the reporting of prices and that this was now corrected. As I pointed out on this call, had this occurred at 3:56 p.m. Eastern Standard Time, the market would have closed on its lows and a mountain of margin calls might have gone out. Because it occurred earlier in the day, there was time to correct the problem. We were lucky. This episode demonstrates that in an electronic market things can go wrong very quickly and can lead to unanticipated outcomes. I reminded this client that, unless you had liquidity already, it would have been impossible to raise any or to do a repositioning of the portfolio. As I have said on many a previous occasion, "you never know the value of liquidity until you need it and don't have it."

We remain concerned about the level of leveraged investment strategies that are being deployed in the financial markets today. It is impossible to know when one of these may trigger an "event" that sets in motion other actions or events. In our opinion, with the small premiums required to take on elevated levels of credit, interest-rate or market-volatility risk, the system requires almost perfection, which is rarely attainable.

Given the uncertain outlook for economic growth and profits, we are being even more deliberate in our investment selections. Your Fund's equity holdings have significant valuation advantages, when compared to the various metrics for the benchmark indexes. As of March 31, 2007, the Fund's P/E and P/BV (Price/Book Value) ratios were 13.9x and 2.1x, respectively. By comparison, the P/E ratios of the Russell 2000 and the 2500 were 25.3x and 23.0x, while the P/BV ratios were 2.4x and 2.5x. Our companies are financially stronger, with a 23.5% Total-Debt/Total-Capitalization ratio, which compares favorably to the 39.1% and 43.3% for the Russell 2000 and 2500. Finally, our companies are considerably more profitable, with a weighted Return on Average Equity of 16.2% versus the Russell 2000 and 2500 indexes of 12.6% and 14.6%.

In summary, we will maintain a high level of liquidity until we discover a sufficient number of qualifying companies. This will not take place unless we are well compensated, through lower valuations, for the various possible risks that we perceive. We believe the following special commentary section will help you understand why we believe there are some serious storm clouds gathering over the horizon of the investment landscape.

Special Commentary

Nearly two years ago we began discussing the risks in the sub-prime area and then went on to mention an area referred to as Alt-A, in FPA New Income's shareholder letter (our bond fund). We were of the opinion that the lack of underwriting standards would come back to haunt the sub-prime area. At the beginning of last year, we forecast that the sub-prime sector was likely to come under duress in the second half of 2006 and that this was likely to hurt the economy and the housing sector into 2007. As it developed, the process really did not get going until December and then picked up steam in February 2007. There have now been over 50 sub-prime organizations that have been taken over or have filed for bankruptcy since the end of November. The second largest, New Century Financial, has filed for bankruptcy, while the largest, HSBC Holdings Plc, has fired the senior management of its U.S. operations that included the sub-prime credit operation, the former Household International Inc.

Fear of a general contagion from the sub-prime fallout has worried the financial markets and especially the housing sector. So far, the general belief is that it will be contained. Federal Reserve Chairman Bernanke said that the fall-out from "the sub-prime markets seems largely to be contained." We are not so sure. In 2005, we reviewed three mortgage-backed securities that we owned in FPA New Income. What caught our attention was that they were experiencing an elevated rate of delinquency and foreclosures, after only nine months of seasoning. This did not seem to make sense to us since these securities had high FICO scores (710-720). They were Alt-As and we did not understand what was going on, but we were unwilling to stay around to find out, so we sold them without any trouble. At the time, I had conversations with others who noticed these same trends. They were cautious in their outlook toward this sector as well. Now we are witnessing a growing concern regarding Alt-A securitizations. In the April 3, 2007 Wall Street Journal, it reported that M&T Bank Corp. shares, in which Berkshire Hathaway Inc. is a big investor, declined 8.5%. The company announced that it was having trouble selling their Alt-A loans and thus, they would keep the loans, "a move that could knock about $7 million off its first-quarter earnings." In another article that same day, SouthStar Funding LLC, an Atlanta lender, announced that it would be closing down because the type of loans that it originates, Alt-A, are experiencing the same problems as sub-prime. Alt-A loans are loans that are supposed to be of a materially higher credit quality level than sub-prime and can have characteristics that are equal to prime mortgage loans.

As we researched this area, we ran across the First American Real Estate Solutions report, "Alt-A Credit — The Other Shoe Drops?" In it the data shows how far the underwriting quality has deteriorated since 2003. The report details how ARM loans have escalated from 1.7% to nearly 70% of total originations, with low documentation rising from 58% to nearly 80%. Furthermore, between 2002 and 2006, IO (interest only) loans rose from 7.7% to 35.6%, of total loans, while negative amortization loans grew from 0.4% to 42.2%, respectively. I could go on but the data obviously demonstrates the deterioration in underwriting standards.

Why are these two areas important? Sub-prime and Alt-A originations accounted for nearly 40% of total mortgage loans in 2006. The hunger for housing on the part of the individual, along with the hunger for profits by the originating organizations, created a perfect storm for excesses to develop. In our opinion, all of this is a direct result of the Federal Reserve's misguided interest-rate policy that led to the steepest yield curve ever. It helped to create a housing bubble of massive proportions that then encouraged buyers and lenders to speculate. The development of liar loans, i.e., low or no documentation loans were able to proliferate because everyone knew that home prices only went up. All of this would not have been possible without the development of the securitization market. The development of sub-prime ABS securities allowed many organizations to rapidly grow their origination base with the goal of selling these securities into the secondary market and, as such, sub-prime loans grew from slightly less than 5% of mortgage origination in 2001 to nearly 20% in 2006. With the easing of credit standards and the ability to sell these securities into the secondary market, an excess demand for housing was created.

I go through this long discussion since there is quite a bit of debate as to how big and how long the housing downturn might be. There are questions as to how much, if any, house price depreciation might occur. I have seen various studies try to estimate what the decline in home prices might be. These estimates generally range in the 10% to 20% area; however, Robert Shiller of Yale estimates that, if housing were to come back into alignment, after adjusting for inflation and the expansion in the average size of a home, the price adjustment would have to be approximately 45%. This may all sound a bit extreme since there has not been an annual decline in the national average price of a home in the post-WWII period.

My associates and I wondered, how might a house price decline affect the models that rating agencies use in determining the credit rating of a mortgage-backed ABS? On a conference call with Fitch on March 22, Fitch presented its assessment of the sub-prime ABS market. During the question-and-answer period, my associate, Tom Atteberry, asked the question, "What are the key drivers in your credit rating model?" Fitch responded that it would be the FICO score along with the assumption that home price appreciation (HPA) of low- to mid-single digit would continue, as it has for the last fifty years. Tom then asked, "What would happen to your model if HPA were flat?" They responded that the model would start to break down. If HPA were a negative 1% or 2%, the model would completely breakdown. Thus, if forecasts of 10% to 20% declines in home prices were to occur over a ten-year period rather than one or two, the model that Fitch uses would breakdown and various securitizations with credit ratings of AA or even AAA would experience considerable difficulty. This aspect of risk is not factored into the market today.

The potential of a breakdown in the rating agency models has serious implications for various types of financial institutions and debt origination structures. It could potentially strike at the confidence in the rating agencies themselves. My associate, Julian Mann, has been studying the area of sub-prime and rating agency involvement. He recently showed me a very garden variety Libor sub-prime floating rate security. The Standard & Poor's pricing service valued this bond at par while on March 19, 2007, Moody's rated this bond A3. To affirm the accuracy of this bond's pricing valuation, Julian went to two brokerage firms that traffic in this type of security and requested what might their bid be, if we were to request a bid. One responded that it would likely be in the $7 area. This does not mean 70% of par but 7% of par, a differential of nearly 93% between what the Standard & Poor's pricing service indicated and what might occur in the actual market. The other firm declined to indicate a bid but did say that the 7% of par bid was probably the correct one. Julian is continuing to investigate this area to determine whether this is an isolated occurrence or whether this may be the tip of something even larger. It does raise a serious question in our minds.

Since the conference call with Fitch, there has been a heightened level of discussion by many of our elected representatives as well as from some of the federal agencies. On April 12, Congressman Barney Frank of Massachusetts suggested that mortgage bond investors should be held liable for deceptive lending practices. This was followed up on April 17 when FDIC Chairman, Sheila Bair, said that mortgage investors failed to do due diligence before buying all these mortgages and that "everybody needs to share the pain." Should any of these misguided comments create the environment to legislate this type of liability, I can assure you that less capital will become available for mortgage loans. This I can say with absolute certainty in the case of the Funds we manage at First Pacific Advisors.

One additional risk to the sub-prime and possibly the Alt-A and other credit ABS structures is that the credit pipeline has gotten very extended between the providers of capital and the borrowers of capital. With so many different entities between borrower and lender, and with each taking their fractional share of fees, the discipline of the credit underwriting process can become tenuous since the loan is being passed on to another entity. In this case, should the borrower get into trouble, the ability to manage or restructure the loan terms becomes more difficult as these loans are securitized. It is estimated that approximately 75% of all sub-prime loans have been securitized so that a modification of the loan terms may be restricted by the prospectus or legal agreements. With many of these loans held in CDOs (collateralized debt obligations) that are owned by distant third parties, an effective loan restructuring is difficult, if not nearly impossible. This is a decidedly different scenario than what happened in the last credit contraction of 1990-93. Back then, most loans were held in a portfolio by the originating organization and, therefore, a loan restructuring could be done more easily. It will be interesting to see how these new structures operate and how they might affect the economy in a credit contraction. For the past two years, we have been weeding out any questionable loan-structured securities in FPA New Income.

Should the economy experience a reduction in job growth or the beginning of a rise in the unemployment rate, this could accelerate the negative price adjustment in housing and further cause a weakening in consumer disposable income and spending. Any weakening in employment would also occur at a time when between $1.1 and $2.2 trillion in mortgages will be subject to rate resets this year, according to The Bank Credit Analyst. We feel the risks of this negative scenario are rising, but this risk is not being factored into valuations in the stock market or into credit spreads in the bond market. Again, the word "risk" does not seem to be in the vocabulary of many investors.

Outlook

We remain convinced that corporate earnings growth is in a rapidly decelerating trend. The economy, in several areas, appears to be slowing. At this time last year, we argued the same point; however, the optimists were claiming that capital spending growth would ride to the rescue. So far, that has not been the case with decidedly weak capital spending reports. With the growing risk of a housing recession, it would seem that capital spending plans will likely be reduced further, unless the capital spending is being directed to overseas markets. The prospect of rising delinquencies and foreclosures would seem to increase the risk that financial institutions will have to begin increasing their provision for loan losses. Unless the Fed lowers the Funds rate rapidly this year, net interest margins will be pressured by the shape of the yield curve. Prior to this, financial institutions were able to offset the flat yield curve by going down in credit quality. It would appear that option is now closing. Financial service stocks represent nearly 22% of the S&P 500 and 28% of its earnings. If one adds in the financial subsidiaries of GE, GM and others, it is quite easy to get the financial share of the S&P 500's earnings above 30%. This segment's profitability is at risk. Energy company earnings are also likely to suffer by comparison to last year's robust earnings. This too adds an element of risk to the earnings equation. In summary, we expect that there will be a growing chorus of negative earnings surprises as we go through this year.

We are hopeful that the process of negative earnings surprises will increase the likelihood of stock-market volatility. Under these circumstances, we may see more companies become attractively priced. This will have to occur since the number of qualifying companies identified by our value screens, as well as the number that appear in the new low list, continue to be quite meager. The number of companies identified by my value screen continues to hover just above the all time low number of qualifiers.

In our opinion, the odds of the Fed beginning to lower the Fed Funds rate rise as we go through this year. Our best guess is that this process will likely start on or around September. Unless the economy is slowing more rapidly and unemployment is rising, the Fed is likely to be initially slow in lowering the Funds rate. This may be a challenge for them since they are still focused on inflation. Given the price action of commodities last year, we see the likelihood of rising CPI inflation in the second half of the year; thus, the Fed faces the prospect of slowing economic growth at the same time there are deteriorating CPI comparisons.

Should we be correct about the worsening profitability environment, this could begin the process of credit risk being reintroduced to the corporate bond market and, thus, high-yield credit spreads would likely expand. As this trend unfolds, a key element that has allowed private equity firms to thrive—their access to cheap credit to finance their deals—would begin to fade away. Without cheap credit, they cannot continue to make their aggressive bids for companies. In our opinion, many stocks have been bid up in anticipation of a private equity bid.

The common thread that is flowing through the housing market, private equity, hedge funds and other aggressive forms of investing is the absence of fear. They are all using elevated levels of financial leverage. The penalties for excessive leverage are just now beginning to show up in the housing market. As with any aggressive investment strategy, there will be a high price to be paid for excess, just ask those aggressive growth fund equity managers who could see little risk in investing in internet stocks and other types of technology stocks in 2000. Many of their investors are still licking their wounds from that period.

This sure looks like it is going to be a fascinating year. Our goal is to protect your capital while patiently waiting for attractively valued investment opportunities.

We thank your for your patience, support and trust that you have demonstrated in us by your investment in FPA Capital Fund.

Respectfully submitted,

Robert L. Rodriguez
President and Chief Investment Officer
May 1, 2007

The discussion of Fund investments represents the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe that the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

HISTORICAL PERFORMANCE

Change in Value of a $10,000 Investment in FPA Capital Fund, Inc. vs. Russell 2500, Russell 2000, S&P 500 and Lipper Mid-Cap Value Fund Average from April 1, 1997 to March 31, 2007

Past performance is not indicative of future performance. The Russell 2500 and 2000 Indexes consist of the 2,500 and 2,000 smallest companies, respectively, in the Russell 3000 total capitalization universe. These indexes are considered measures of small to mid capitalization stock performance. The Standard & Poor's 500 Stock Index (S&P 500) is a capitalization-weighted index which covers industrial, utility, transportation and financial service companies, and represents approximately 75% of the New York Stock Exchange (NYSE) capitalization and 30% of NYSE issues. This index is considered a measure of large capitalization stock performance. These indices do not reflect any commissions or fees which would be incurred by an investor purchasing the stocks they represent. The Lipper Mid-Cap Value Fund Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. The Lipper data does not include sales charges. The performance shown for FPA Capital Fund, Inc., with an ending value of $33,256 reflects deduction of the current maximum sales charge of 5.25% of the offering price. In addition, since investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the Fund's performance at net asset value (NAV) is also shown, as reflected by the ending value of $35,099. The performance of the Fund and of the Averages is computed on a total return basis which includes reinvestment of all distributions.

PORTFOLIO SUMMARY

March 31, 2007
(Unaudited)

Common Stocks		61.3%
Energy	20.6%
Retailing	13.9%
Technology	11.3%
Consumer Durable Goods	5.1%
Industrial Products	4.7%
Financial	2.4%
Defense	1.8%
Consumer Non-Durable Goods	1.5%
Short-Term U.S. Government Securities		9.6%
Non-Convertible Securities		7.1%
Short-Term Investments		22.0%
Other Assets and Liabilities, net		0.0%
Total Net Assets		100.0%

MAJOR PORTFOLIO CHANGES

Six Months Ended March 31, 2007

(Unaudited)

Shares or Principal Amount
NET PURCHASES
Common Stocks
Atwood Oceanics, Inc. (1)	193,100 shs
Foot Locker, Inc.	311,000 shs
Mercury General Corporation	300,000 shs
Patterson Energy, Inc.	434,500 shs
Rowan Companies, Inc.	486,200 shs
NET SALES
Common Stocks
Apria Healthcare Group, Inc. (2)	571,800 shs
Avnet, Inc.	403,400 shs
Big Lots, Inc. (2)	4,061,700 shs
Michaels Stores, Inc. (2)	2,221,100 shs
Ross Stores, Inc.	300,000 shs
Non-Convertible Security
U.S. Treasury Inflation-Indexed Notes — 3.375% 2007 (2)	$355,076,782

(1) Indicates new commitment to portfolio

(2) Indicates elimination from commitment to portfolio

PORTFOLIO OF INVESTMENTS

March 31, 2007

COMMON STOCKS	Shares	Value
ENERGY — 20.6%
Atwood Oceanics, Inc.*	193,100	$11,333,039
ENSCO International Inc.	2,331,800	126,849,920
National Oilwell Varco, Inc.*	811,300	63,111,027
Patterson-UTI Energy, Inc.	3,972,300	89,138,412
Rosetta Resources, Inc.* †	4,455,800	91,522,132
Rowan Companies, Inc.	2,374,300	77,093,521
		$459,048,051
RETAILING — 13.9%
Charming Shoppes, Inc.*	5,600,000	$72,520,000
Foot Locker, Inc.	2,672,300	62,932,665
RadioShack Corporation	1,439,600	38,912,388
Rent-A-Center, Inc.*	1,309,200	36,631,416
Ross Stores, Inc.	1,487,400	51,166,560
Zale Corporation*	1,773,600	46,787,568
		$308,950,597
TECHNOLOGY — 11.3%
Arrow Electronics, Inc.*	1,885,000	$71,158,750
Avnet, Inc.*	4,995,500	180,537,370
		$251,696,120
CONSUMER DURABLES — 5.1%
Champion Enterprises, Inc.* †	4,451,600	$39,174,080
Coachmen Industries, Inc.†	859,000	9,045,270
Fleetwood Enterprises, Inc.* †	4,627,600	36,604,316
Thor Industries, Inc.	728,800	28,707,432
		$113,531,098
INDUSTRIAL PRODUCTS — 4.7%
Trinity Industries, Inc.	2,494,350	$104,563,152
FINANCIAL — 2.4%
Horace Mann Educators Corporation	630,100	$12,948,555
Mercury General Corporation	763,900	40,517,256
		$53,465,811
DEFENSE — 1.8%
Datapath, Inc.*,**,†	4,100,000	$38,950,000
CONSUMER NON-DURABLES — 1.5%
American Greetings Corporation	1,407,800	$32,675,038
TOTAL COMMON STOCKS — 61.3% (Cost $788,346,338)		$1,362,879,867

PORTFOLIO OF INVESTMENTS

March 31, 2007

	Principal Amount	Value
SHORT-TERM U.S. GOVERNMENT SECURITY — 9.6% (Cost $213,611,605)
U.S. Treasury Bill — 5.135% 05/17/07	$215,000,000	$213,680,438
NON-CONVERTIBLE SECURITIES — 7.1%
Federal Home Loan Bank — 4.75% 2009	$50,000,000	$49,958,237
Federal Home Loan Bank — 5.25% 2009	25,000,000	25,227,768
U.S. Treasury Note — 4% 2007	25,000,000	24,871,093
U.S. Treasury Note — 4.25% 2007	58,000,000	57,737,187
TOTAL NON-CONVERTIBLE SECURITIES (Cost $157,106,993)		$157,794,285
TOTAL INVESTMENT SECURITIES — 78.0% (Cost $1,159,064,936)		$1,734,354,590
SHORT-TERM INVESTMENTS — 22.0%
Short-term Corporate Notes:
Rabobank USA Financial Corporation — 5.31% 4/02/07	$47,155,000	$47,147,933
Toyota Motor Credit Corporation — 5.23% 4/02/07	80,000,000	79,988,378
International Lease Finance Corporation — 5.235% 4/05/07	46,386,000	46,359,019
Citigroup Funding, Inc. — 5.22% 4/18/07	71,896,000	71,718,776
ABN Amro North American Financial Corporation — 5.24% 4/30/07	65,000,000	64,725,628
General Electric Capital Services, Inc. — 5.23% 5/01/07	54,385,000	54,147,972
Bank of Montreal, Inc. — 5.24% 5/02/07	60,000,000	59,729,267
American General Financial Corporation — 5.245% 5/04/07	66,061,000	65,743,384
State Street Bank Repurchase Agreement — 2.5% 4/02/07 (Collateralized by U.S. Treasury Bill — 05/03/07, Market Value $94,525)	91,000	91,013
TOTAL SHORT-TERM INVESTMENTS (Cost $489,651,370)		$489,651,370
TOTAL INVESTMENTS — 100.0% (Cost $1,648,716,306)		$2,224,005,960
Other assets and liabilities, net — 0.0%		(458,457)
TOTAL NET ASSETS — 100.0%		$2,223,547,503

*  Non-income producing securities.

**  Restricted security. This restricted security constituted 1.8% of total net assets at March 31, 2007.

†  Affiliate as defined in the Investment Company Act of 1940 by reason of ownership of 5% or more of its outstanding voting securities during the year ended March 31, 2007.

Following is a summary of transactions in securities of these affiliates during the year.

	Purchases at Cost	Sales at Cost	Realized Gain/Loss	Dividend Income
Champion Enterprises, Inc.	$13,851,204	—	—	—
Coachmen Industries, Inc.	—	—	—	$128,850
Datapath, Inc.	45,100,455	—	—	—
Fleetwood Enterprises, Inc.	—	—	—	—
Rosetta Resources, Inc.	—	—	—	—

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2007

ASSETS
Investments at value:
Investment securities — at market value (including $215,295,798 in securities of affiliates: identified cost $1,159,064,936)	$1,734,354,590
Short-term investments — at amortized cost (maturities of 60 days or less)	489,651,370	$2,224,005,960
Cash		396
Receivable for:
Dividends and accrued interest	$2,104,922
Capital Stock sold	854,350	2,959,272
		$2,226,965,628
LIABILITIES
Payable for:
Capital Stock repurchased	$1,808,624
Advisory fees and financial services	1,404,135
Accrued expenses and other liabilities	205,366	3,418,125
NET ASSETS		$2,223,547,503
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $0.01 per share; authorized 100,000,000 shares; outstanding 50,217,581 shares		$502,176
Additional Paid-in Capital		1,586,205,782
Undistributed net realized gain on investments		51,624,649
Undistributed net investment income		9,925,242
Unrealized appreciation of investments		575,289,654
NET ASSETS		$2,223,547,503
NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE
Net asset value and redemption price per share (net assets divided by shares outstanding)		$44.28
Maximum offering price per share
(100/94.75 of per share net asset value)		$46.73

See notes to financial statements.

STATEMENT OF OPERATIONS

For the Year Ended March 31, 2007

INVESTMENT INCOME
Interest		$45,392,759
Dividends (including $128,850 from securities of an affiliate)		8,012,669
		$53,405,428
EXPENSES
Advisory fees	$14,301,226
Financial services	2,153,787
Transfer agent fees and expenses	1,691,212
Reports to shareholders	204,033
Custodian fees and expenses	137,339
Insurance	85,745
Directors' fees and expenses	50,133
Registration fees	47,285
Audit and tax fees	44,035
Legal fees	9,737
Other expenses	79,770	18,804,302
Net investment income		$34,601,126
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments:
Proceeds from sales of investment securities (excluding short-term investments with maturities 60 days or less)	$1,291,183,020
Cost of investment securities sold	1,139,922,924
Net realized gain on investments		$151,260,096
Change in unrealized appreciation of investments:
Unrealized appreciation at beginning of year	$610,092,299
Unrealized appreciation at end of year	575,289,654
Change in unrealized appreciation of investments		(34,802,645)
Net realized and unrealized gain on investments		$116,457,451
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$151,058,577

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31, 2007		Year Ended March 31, 2006
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$34,601,126		$16,676,939
Net realized gain on investments	151,260,096		179,250,632
Change in unrealized appreciation of investments	(34,802,645)		140,416,029
Increase in net assets resulting from operations		$151,058,577		$336,343,600
Distributions to shareholders from: Net investment income	$(31,576,851)		$(11,782,195)
Net realized capital gains	(154,867,470)	(186,444,321)	(155,035,071)	(166,817,266)
Capital Stock transactions: Proceeds from Capital Stock sold	$245,195,457		$442,358,796
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	167,608,814		148,543,423
Cost of Capital Stock repurchased*	(442,467,588)	(29,663,317)	(216,573,850)	374,328,369
Total increase (decrease) in net assets		$(65,049,061)		$543,854,703
NET ASSETS
Beginning of year, including undistrbuted net investment income of $6,900,967 and $2,006,223		2,288,596,564		1,744,741,861
End of year, including undistributed net investment income of $9,925,242 and $6,900,967		$2,223,547,503		$2,288,596,564
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold		5,706,153		10,162,509
Shares issued to shareholders upon reinvestment of dividends and distributions		3,987,853		3,467,272
Shares of Capital Stock repurchased		(10,347,193)		(4,993,817)
Increase (decrease) in Capital Stock outstanding		(653,187)		8,635,964

*  Net of redemption fees of $23,139 and $15,783 for the years ended March 31, 2007 and March 31, 2006, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Year

	Year Ended March 31,
	2007	2006	2005	2004	2003
Per share operating performance:
Net asset value at beginning of year	$44.99	$41.31	$38.97	$24.86	$30.16
Income from investment operations
Net investment income	$0.69	$0.35	$0.05	$0.02	— *
Net realized and unrealized gain (loss) on investment securities	2.34	6.98	3.77	14.44	$(4.97)
Total from investment operations	$3.03	$7.33	$3.82	$14.46	$(4.97)
Less distributions:
Dividends from net investment income	$(0.63)	$(0.26)	— *	$(0.02)	—
Distributions from net realized capital gains	(3.11)	(3.39)	$(1.48)	(0.33)	$(0.33)
Total distributions	$(3.74)	$(3.65)	$(1.48)	$(0.35)	$(0.33)
Redemption fees	— *	— *	— *	— *	—
Net asset value at end of year	$44.28	$44.99	$41.31	$38.97	$24.86
Total investment return**	7.37%	18.33%	10.04%	58.29%	(16.62)%
Ratios/supplemental data:
Net assets at end of period (in $000's)	$2,223,548	$2,288,597	$1,744,742	$1,340,108	$585,827
Ratio of expenses to average net assets	0.86%	0.83%	0.85%	0.83%	0.87%
Ratio of net investment income to average net assets	1.58%	0.83%	0.13%	0.06%	—
Portfolio turnover rate	18%	26%	16%	20%	17%

*  Rounds to less than $0.01 per share

**  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

March 31, 2007

NOTE 1 — Significant Accounting Policies

FPA Capital Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end investment company. The Fund's primary investment objective is long-term capital growth. Current income is a factor, but a secondary consideration. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

Securities listed or traded on a national securities exchange are valued at the last sale price. If there was not a sale that day, these securities are valued at the last bid price. Securities traded in the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Unlisted securities are valued at the most recent bid price. Short-term investments with maturities of 60 days or less at the time of purchase are valued at amortized cost which approximates market value.

B.  Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.  Use of Estimates

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Purchases of Investment Securities

Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) aggregated $1,152,175,394 for the year ended March 31, 2007. Realized gains or losses are based on the specific identification method.

NOTE 3 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. For federal income tax purposes, the components of distributable earnings at March 31, 2007, were as follows:

Undistributed Ordinary Income	$10,854,649
Undistributed Long-term Gains	$50,695,242

The tax status of distributions paid during the fiscal years ended March 31, 2007 and 2006 were as follows:

	2007	2006
Dividends from Ordinary Income	$31,576,851	$11,782,195
Distributions from Long-term Capital Gains	$154,867,470	$155,035,071

The cost of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) held at March 31, 2007, for federal income tax purposes was $1,159,064,936.

NOTES TO FINANCIAL STATEMENTS

Continued

Gross unrealized appreciation and depreciation for all investment securities at March 31, 2007, for federal income tax purposes was $600,337,471 and $25,047,817, respectively resulting in net unrealized appreciation of $575,289,654. The Financial Accounting Standards Board ("FASB") has recently issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109 (the "Interpretation"), which applies to all registered investment companies, clarifies the accounting for uncertain tax positions. The Interpretation is effective for financial statements for fiscal years beginning after December 15, 2006. Management of the Fund completed their analysis of the Interpretation and estimates the adoption will have no significant impact on the financial statements.

NOTE 4 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Adviser an amount equal to 0.1% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement provides that the Adviser will reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year. The Adviser commenced providing investment advisory services on October 1, 2006, under a new investment advisory agreement approved by shareholders on May 1, 2006. The Adviser is a new investment advisory firm owned entirely by the former principals and key investment professionals of the Fund's prior adviser. The terms of the new investment advisory agreement are identical to the prior investment advisory agreement.

For the year ended March 31, 2007, the Fund paid aggregate fees of $49,500 to all Directors who are not interested persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 5 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase for certain purchases made by persons eligible to purchase shares without an initial sales charge. For the year ended March 31, 2007, the Fund collected $23,139 in redemption fees, which amounts to less than $0.01 per share.

NOTE 6 — Distributor

For the year ended March 31, 2007, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $32,678 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND
BOARD OF DIRECTORS OF FPA CAPITAL FUND, INC.

We have audited the accompanying statement of assets and liabilities of FPA Capital Fund, Inc. (the "Fund"), including the portfolio of investments, as of March 31, 2007, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA Capital Fund, Inc. as of March 31, 2007, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California
May 7, 2007

SHAREHOLDER EXPENSE EXAMPLE

March 31, 2007

(Unaudited)

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value September 30, 2006	$1,000.00	$1,000.00
Ending Account Value March 31, 2007	$1,120.00	$1,020.71
Expenses Paid During Period*	$4.49	$4.29

*  Expenses are equal to the Fund's annualized expense ratio of 0.85%, multiplied by the average account value over the period and prorated for the six-months ended March 31, 2007 (182/365 days).

DIRECTOR AND OFFICER INFORMATION

Name, Age & Address	Position(s) With Fund/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Willard H. Altman, Jr. – (71)*	Director† Years Served: 9	Retired. Formerly, until 1995, Partner of Ernst & Young LLP, a public accounting firm.	6

Alfred E. Osborne, Jr. – (62)*	Director† Years Served: 7	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	3	Investment Company Institute, K2 Inc., Kaiser Aluminum, Wedbush, Inc., EMAK, and WM Group of Funds.

A. Robert Pisano – (64)*	Director† Years Served: 5	President and Chief Operating Officer of the Motion Picture Association of America, Inc. since 2005. Formerly, until 2005, National Executive Director and Chief Executive Officer of the Screen Actors Guild.	5	State Net, Resources Global Professionals and The Motion Picture and Television Fund.

Patrick B. Purcell – (64)*	Director† Years Served: 1	Retired. Formerly Consultant from March 1998 to August 2000, and Executive Vice President, Chief Financial Officer and Chief Administrative Officer from 1989 to March 1998, of Paramount Pictures.	3	The Ocean Conservancy and The Motion Picture and Television Fund

Lawrence J. Sheehan – (74)*	Director† Years Served: 16	Retired. Formerly partner (1969 to 1994) and of counsel employee (1994-2002) of the firm of O'Melveny & Myers LLP.	6

Robert L. Rodriguez – (58)	Director† President & Chief Investment Officer Years Served: 7	Chief Executive Officer of the Adviser.	2	FPA Fund Distributors, Inc.

Dennis M. Bryan – (45)	Vice President Years Served: 11	Partner of the Adviser since 2006. Formerly, Vice President of First Pacific Advisors, Inc. from 1993 to 2006.

Eric S. Ende – (62)	Vice President Years Served: 22	Partner of the Adviser since 2006. Formerly, Senior Vice President of First Pacific Advisors, Inc. from 1984 to 2006.	3

J. Richard Atwood – (46)	Treasurer Years Served: 10	Chief Operating Officer of the Adviser. President and Chief Executive Officer of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Christopher H. Thomas – (50)	Chief Compliance Officer Years Served: 12	Vice President and Chief Compliance Officer of the Adviser and Vice President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Sherry Sasaki – (52)	Secretary Years Served: 24	Assistant Vice President and Secretary of the Adviser and Secretary of FPA Fund Distributors, Inc.

E. Lake Setzler – (40)	Assistant Treasurer Years Served: 1	Vice President and Controller of the Adviser since 2005. Formerly Chief Operating Officer of Inflective Asset Management, LLC (2004-2005) and Vice President of Transamerica Investment Management, LLC (2000-2004).

†  Directors serve until their resignation, removal or retirement.
*  Audit Committee member
Additional information on the Directors is available in the Statement of Additional Information. Each of the above listed individuals can be contacted at 11400 W. Olympic Blvd., Suite 1200, Los Angeles, CA 90064.

FPA CAPITAL FUND, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, Massachusetts 02266-8115
(800) 638-3060
(617) 483-5000

CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts

TICKER: FPPTX
CUSIP: 302539101

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA Capital Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

The Fund's complete proxy voting record for the 12 months ended June 30, 2006 is available without charge, upon request, by calling (800) 982-4372 and on the SEC's web site at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 942-8090. To obtain Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of the quarter.

Item 2.                    Code of Ethics.

(a)           The registrant has adopted a code of ethics that applies to the registrant’s principal executive and financial officers.

(b)           Not Applicable

(c)           During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

(d)           During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

(e)           Not Applicable

(f)            A copy of the registrant’s code of ethics is filed as an exhibit to this Form N-CSR. Upon request, any person may obtain a copy of this code of ethics, without charge, by calling (800) 982-4372.

Item 3.                    Audit Committee Financial Expert.

The registrant’s board of directors has determined that Willard H. Altman, Jr. and Patrick B. Purcell, each of whom is a member of the registrant’s audit committee and board of directors, is an “audit committee financial expert” and is “independent,” as those terms are defined in this Item.  This designation will not increase the designees’ duties, obligations or liability as compared to each of their duties, obligations and liability as a member of the audit committee and of the board of directors. This designation does not affect the duties, obligations or liability of any other member of the audit committee or the board of directors.

Item 4.                    Principal Accountant Fees and Services.

		2006	2007
(a)	Audit Fees	$33,000	$34,000
(b)	Audit Related Fees	-0-	-0-
(c)	Tax Fees	$6,000	$6,300
(d)	All Other Fees	-0-	-0-

(e)(1)       Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.  The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors’ independence.  The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant’s independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant’s financial statements (such as an examination conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants), will be deem pre-approved if:  (i) the registrant’s independent auditors inform the audit committee of the engagement, (ii) the registrant’s independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor’s independence with respect to the registrant, and (iii) the audit committee receives a copy of the independent auditor’s report prepared in connection with such services.  The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting.

(e)(2)       Disclose the percentage of services described in each of paragraphs (b) – (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  100% of the services provided to the registrant described in paragraphs (b) – (d) of this Item were pre-approved by the audit committee pursuant to paragraph (e)(1) of this Item.  There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b) – (d) of this Item that were required to be pre-approved by the audit committee.

(f)            If greater than 50%, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.  All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

 (g)          Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.  None.

(h)           Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.  Not Applicable.

Item 5.                    Audit Committee of Listed Registrants.  Not Applicable.

Item 6.                    Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.                    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.                    Portfolio Managers of Closed-End Management Investment Companies.  Not Applicable.

Item 9.                    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.                  Submission of Matters to a Vote of Security Holders.  There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.                  Controls and Procedures.

(a)           The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)           There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.	Exhibits.

(a)(1)       Code of ethics as applies to the registrant’s officers and directors, as required to be disclosed under Item 2 of Form N-CSR. Attached hereto as Ex.99.CODE.ETH.

(a)(2)       Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940.  Attached hereto.

(a)(3)       Not Applicable

(b)           Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940.  Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange  Act of  1934  and  the  Investment  Company  Act  of  1940,  the registrant has duly caused this report to be signed  on  its behalf by the undersigned, thereunto duly authorized.

FPA CAPITAL FUND, INC.

By:	/s/ ROBERT L. RODRIGUEZ
Robert L. Rodriguez, President
(Principal Executive Officer)

Date:  June 1, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FPA CAPITAL FUND, INC.

By:	/s/ ROBERT L. RODRIGUEZ
Robert L. Rodriguez, President
(Principal Executive Officer)

Date:  June 1, 2007

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date:  June 1, 2007